EXHIBIT 10.38
AMENDMENT NUMBER THREE
TO THE
REGIONS FINANCIAL CORPORATION
POST 2006 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
Amended and Restated as of January 1, 2020 (the “Supplemental Plan”)

WHEREAS, Regions Financial Corporation (the “Corporation”) sponsors the Supplemental Plan;

WHEREAS, Amendment Two to the Plan, executed on October 19, 2021, to be effective January 1, 2022, modified the interest rates used to convert an Accrued Benefit to a lump sum (the “Amendment”) but inadvertently contained references to interest rates used to calculate lump sum benefits to be paid in 2022 and 2023 that were different from those necessary to carry out the intent of the Amendment;

WHEREAS, the Corporation wishes to amend the Supplemental Plan, as amended, to reflect the interest rates intended to be used to calculate such benefits; and

WHEREAS, Section 7.01 of the Supplemental Plan authorizes the Corporation to amend the Supplemental Plan.

NOW, THEREFORE, BE IT RESOLVED, that, effective as of January 1, 2022, the Supplemental Plan is hereby amended as follows:

    1.    Amend Appendix A by replacing in its entirety the definition of “applicable interest rate” for annuity starting dates in 2022 and 2023 with the following:

“For annuity starting dates in 2022, the average of:

(i)the thirty (30) day average of the rate of interest on 30-year Treasury securities as specified by the Commissioner determined as of the fourth calendar month preceding the 2020 Plan Year;
(ii)the thirty (30) day average of the rate of interest on 30-year Treasury securities as specified by the Commissioner determined as of the fourth calendar month preceding 2021 Plan Year; and
(iii)the twelve (12) month average of the rate of interest on 30-year Treasury securities as specified by the Commissioner from September 1, 2020 – August 31, 2021.

For annuity starting dates in 2023, the average of:

(i)the thirty (30) day average of the rate of interest on 30-year Treasury securities as specified by the Commissioner determined as of the fourth calendar month preceding 2021 Plan Year;
(ii)the twelve (12) month average of the rate of interest on 30-year Treasury securities as specified by the Commissioner from September 1, 2020 – August 31, 2021; and
(iii)the twelve (12) month average of the rate of interest on 30-year Treasury securities as specified by the Commissioner from September 1, 2021 – August 31, 2022.”

    2.    All other terms, provisions and conditions of the Supplemental Plan not herein amended shall remain in full force and effect.